UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2022

BOA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40102	85-4252723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Virginia Ave NW,
Suite T23 Management Office
Washington, D.C. 20037
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 211-3261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	BOAS.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BOAS	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock, each at a price of $11.50 per share	BOAS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Effective October 27, 2022, BOA Acquisition Corp. (“BOA”) completed its previously announced business combination (“Business Combination”) with Selina Hospitality PLC (“Selina”), where Samba Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Selina (“Merger Sub”) merged with and into BOA (the “Business Combination”), with BOA surviving the Business Combination as a wholly owned subsidiary of Selina, with the securityholders of BOA becoming securityholders of Selina, pursuant to the terms of that certain Business Combination Agreement, dated December 2, 2021 (as amended, modified or supplemented, the “Business Combination Agreement”), by and among BOA, Selina and Merger Sub.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Business Combination, on October 27, 2022, BOA notified the New York Stock Exchange (“NYSE”) of the consummation of the Business Combination and (i) requested that NYSE suspend trading of the BOA Class A common stock, BOA warrants and BOA units (each as described on the cover page of this Current Report on Form 8-K; collectively, the “BOA Securities”), effective September 28, 2022 and (ii) filed with the SEC a Form 25 to delist the BOA Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BOA intends to file a certification on Form 15 with the SEC to deregister the BOA Securities and suspend BOA’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, the following officers and directors of BOA ceased to hold their respective positions: Brian D. Friedman ceased to be Chairman, Chief Executive Officer, Chief Investment Officer and a director; Benjamin A. Friedman ceased to be Chief Financial Officer, President and a director; and the following individuals also ceased to be directors: Srikanth Batchu, Shane Battier, Lorron James, Anthony Wanger and Jenny Abramson.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 21, 2022, BOA held a special meeting (the “Special Meeting”) of stockholders via live webcast in connection with the Business Combination. As of the record date of the Special Meeting, there were a total of 28,750,000 shares of BOA’s common stock (“Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 25,782,002 shares of the Company’s Common Stock were represented virtually or by proxy at the Special Meeting; therefore, a quorum was present.

The final voting results for each proposal presented to stockholders for approval are set forth below.

1.

The proposal to adopt the Business Combination Agreement and approve the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Selina (such proposal, the “Business Combination Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,427,802	1,697,785	0	2,656,415

2.

The separate proposals to approve the following material differences between the Company’s amended and restated certificate of incorporation (the “BOA Charter”) and the proposed Selina Articles of Association (the “Selina Articles”) to be effective upon the consummation of the Business Combination (collectively, the “Governing Documents Proposals”):

(i)	The name of the new public entity will be “Selina Hospitality PLC” as opposed to “BOA Acquisition Corp.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,084,072	1,697,930	0	0

(ii)	The Selina Articles will provide for one class of ordinary shares as opposed to the two classes of common stock provided for in the BOA Charter.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,428,116	1,697,471	0	2,656,415

(iii)	Selina’s corporate existence is perpetual as opposed to the Company’s corporate existence terminating if a business combination is not consummated within a specific period of time.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,427,816	1,697,771	0	2,656,415

(iv)	The Selina Articles will not include the various provisions applicable only to special purposed acquisition corporations that the BOA Charter contains.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,427,816	1,697,771	0	2,656,415

3.

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, the Business Combination Proposal or the Governing Documents Proposals would not be duly approved and adopted by the Company’s stockholders or the Company determines that one or more of the closing conditions under the Business Combination Agreement is not satisfied or waived or the Company is otherwise not authorized to consummate the Business Combination:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,084,052	1,697,950	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELINA HOSPITALITY PLC As successor by merger to BOA Acquisition Corp.

By:	/s/ Jonathon Grech
Name:	Jonathon Grech
Title:	Chief Legal Officer and Corporate Secretary

Date: October 27, 2022